Exhibit 10.13

Form Applicable to Founders

ZILLOW, INC.

Confidential Information, Inventions,

Nonsolicitation and Noncompetition Agreement

Effective as of the first date of my employment, and in consideration of my employment as an employee with Zillow, Inc., a Washington corporation (the “Company”), the commencement of payment of a salary to me by the Company, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, I agree as follows:

A.	Section 1. Definitions

1.1 “Competing Business” means any Internet-based residential real estate business whose efforts are in competition with the efforts of the Company. A Competing Business includes any Internet-based residential real estate business whose efforts involve any research and development, products or services in competition with products or services which are, during and at the end of the Term, either (a) produced, marketed or otherwise commercially exploited by the Company or (b) in actual or demonstrably anticipated research or development by the Company.

1.2 “Confidential Information” means any information that (a) relates to the business of the Company, (b) is not generally available to the public, and (c) is conceived, compiled, developed, discovered or received by, or made available to, me during the Term, whether solely or jointly with others, and whether or not while engaged in performing work for the Company. Confidential Information includes information, both written and oral, relating to Inventions, trade secrets and other proprietary information, technical data, products, services, finances, business plans, marketing plans, legal affairs, suppliers, clients, prospects, opportunities, contracts or assets of the Company. Confidential Information also includes any information which has been made available to the Company by or with respect to third parties and which the Company is obligated to keep confidential.

1.3 “Invention” means any product, device, technique, know-how, computer program, algorithm, method, process, procedure, improvement, discovery or invention, whether or not patentable or copyrightable and whether or not reduced to practice, that (a) is within the scope of the Company’s business, research or investigations or results from or is suggested by any work performed by me for the Company and (b) is created, conceived, reduced to practice, developed, discovered, invented or made by me during the Term, whether solely or jointly with others.

1.4 “Material” means any product, prototype, model, document, diskette, tape, picture, design, recording, writing or other tangible item which contains or manifests, whether in printed, handwritten, coded, magnetic or other form, any Confidential Information, Invention or Proprietary Right.

1.5 “Person” means any individual, corporation, partnership, trust, association, governmental authority, educational institution or other entity.

1.6 “Proprietary Right” means any patent, copyright, trade secret, trademark, trade name, service mark, maskwork or other protected intellectual property right in any Confidential Information or Invention, or otherwise relating to the business of the Company or the Company’s actual or demonstrably anticipated research or development.

1.7 “Term” means the term of my employment as an officer of the Company.

B.	Section 2. Ownership and Use

2.1 The Company will be the exclusive owner of all Confidential Information, Inventions, Materials and Proprietary Rights. To the extent applicable, all Materials will constitute “works for hire” under applicable copyright laws.

2.2 I assign and transfer, and agree to assign and transfer, to the Company all rights and ownership that I have in Confidential Information, Inventions, Materials and Proprietary Rights, subject to the limitations set forth in Section 2.5 and in the notice below. Further, I waive any moral rights that I may have in any Confidential Information, Inventions, Materials and Proprietary rights. I will take such action (including signature and assistance in preparation of documents or the giving of testimony) as may be requested by the Company to evidence, transfer, vest or confirm the Company’s rights and ownership in Confidential Information, Inventions, Materials and Proprietary Rights. I agree to keep and maintain adequate and current written records of all Inventions and Proprietary Rights during the Term. The records will be in the form of notes, sketches, drawings and any other format that may be specified by the Company. The records will be available to and remain the sole property of the Company at all times. I will not contest the validity of any Proprietary Right, or aid or encourage any third party to contest the validity of any Proprietary Right of the Company.

If the Company is unable for any reason to secure my signature to fulfill the intent of the foregoing paragraph or to apply for or to pursue any application for any United States or foreign patents or copyright registrations covering Inventions assigned to the Company above, then I irrevocably appoint the Company and its authorized agents as my agent and attorney in fact, to transfer, vest or confirm the Company’s rights and to execute and file any such applications and to do all other lawful acts to further the prosecution and issuance of letters patent or copyright registrations with the same legal force as if done by me.

2.3 Except as required for performance of my work for the Company or as authorized in writing by the Company, I will not (a) use, disclose, publish or distribute any Confidential Information, Inventions, Materials or Proprietary Rights or (b) remove any Materials from the Company’s premises.

2.4 I will promptly disclose to the Company all Confidential Information, Inventions, Materials or Proprietary Rights, as well as any business opportunity which comes to my attention during the Term and which relates to the business of the Company. I will not take advantage of or divert any such opportunity for the benefit of myself or anyone else either during or after the Term without the prior written consent of the Company.

2.5 Exhibit A is a list describing all inventions, original works of authorship, developments, improvements, and trade secrets which were made by me prior to the Term

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(collectively referred to as “Prior Inventions”), which belong to me, which relate to the Company’s current or proposed business, products or research and development, and which are not assigned to the Company; or, if no such list is attached, I represent that there are no such Prior Inventions. If, during the Term, I incorporate into a Company product, process, service or machine a Prior Invention owned by me or in which I have an interest, the Company is granted and shall have a nonexclusive, royalty-free, irrevocable, perpetual, worldwide license to make, have made, modify, use and sell such Prior Invention as part of or in connection with such product, process, service or machine.

NOTICE: Notwithstanding any other provision of this Agreement to the contrary, this Agreement does not obligated me to assign or offer to assign to the Company any of my rights in an invention for which no equipment, supplies, facilities or trade secret information of the Company was used and which was developed entirely on my own time, unless (a) the inventions relates (i) directly to the business of the Company or (ii) to the Company’s actual or demonstrably anticipated research or development, or (b) the invention results from any work performed by me for the Company. This satisfies the written notice and other requirements of RCW 49.44.140.

2.6 The Company acknowledges that I may advise or invest in other enterprises, which are not Competing Businesses, and that I may contribute to such enterprises intellectual property that does not constitute Proprietary Rights of the Company, e.g. intellectual property that is not related to the business of the Company or the Company’s actual or demonstrably anticipated research or development. My activities for such enterprises may occur on Company premises, during work hours, and using Company resources.

C.	Section 3. Further Obligations

3.1 During the Term, I will not, directly or indirectly, engage in, be employed by, perform services for or otherwise participate in any Competing Business.

3.2 My execution, delivery and performance of this Agreement and the performance of my other obligations and duties to the Company will not cause any breach, default or violation of any other employment, nondisclosure, confidentiality, consulting or other agreement to which I am a party or by which I may be bound. Attached as Exhibit B is a list of all prior agreements now in effect under which I have agreed to keep information confidential or not to compete or solicit employees of any Person.

3.3 I will not use in performance of my work for the Company or disclose to the Company any trade secret, confidential or proprietary information of any prior employer or other Person if and to the extent that such use or disclosure may cause a breach, default or violation of any obligation or duty that I owe to such other Person (e.g., under any agreement or applicable law). My compliance with this paragraph will not prohibit, restrict or impair the performance of my work, obligations and duties to the Company.

D.	Section 4. Noncompetition and Nonsolicitation

4.1 During the Term and for one year after the end of the Term, I will not induce, or attempt to induce, any employee or independent contractor of the Company to cease such

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employment or relationship to engage in, be employed by, perform services for, participate in the ownership, management, control or operation of, or otherwise be connected with, either directly or indirectly, any business other than the Company.

4.2 During the Term and for one year after the end of the Term, I agree (except on behalf of or with the prior written consent of the Company) that I will not, directly or indirectly (a) solicit, divert, appropriate to or accept on behalf of any Competing Business, or (b) attempt to solicit, divert, appropriate to or accept on behalf of any Competing Business, any business from any customer or actively sought prospective customer of the Company with whom I have dealt, whose dealings with the Company have been supervised by me or about whom I have acquired Confidential Information in the course of my employment.

4.3 During the Term and for one year after the end of the Term, I will not engage in, be employed by, perform services for, participate in the ownership, management control or operation of, or otherwise be connected with, either directly or indirectly, any Competing Business. For purposes of this paragraph, I will not be considered to be connected with any Competing Business solely on account of: my ownership of less than five percent of the outstanding capital stock or other equity interests in any Person carrying on the Competing Business. I agree that this restriction is reasonable, but further agree that should a court exercising jurisdiction with respect to this Agreement find any such restriction invalid or unenforceable due to unreasonableness, either in period of time, geographical area, or otherwise, then in that event, such restriction is to be interpreted and enforced to the maximum extent which such court deems reasonable. The Company, in its sole discretion, may determine to waive the noncompetition provisions of this Section 4.3. Any such waiver shall not constitute a waiver of any noncompetition or forfeiture provisions of any other agreement between the Company and me.

E.	Section 5. Termination of Relationship

5.1 I hereby authorize and specifically agree to allow the Company to deduct from my wages the value of any property (including equipment, goods, or other items provided to me by the Company during my employment) which I fail to return when requested to do so by the Company, provided that such deduction (a) does not exceed the cost of the item, (b) does not reduce my wages below minimum wage or overtime compensation below time and a half, (c) is not made for normal wear and tear on or nonwillful loss or breakage of the provided item(s), and (d) is accompanied with a list of all items for which deductions are being made.

5.2 I agree that at the end of the Term I will deliver to the Company (and will not keep in my possession, re-create or deliver to anyone else) any and all Materials and other property belonging to the Company, its successors or assigns. I agree to sign and deliver the “Termination Certification” attached as Exhibit C.

5.3 At the end of the Term, I agree to provide the name of my new employer, if any, and consent to notification by the Company to my new employer about my rights and obligations under this Agreement in the form of Exhibit D.

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F.	Section 6. Employment At Will

I agree that my employment is “at will” which means that it can be terminated at any time by the Company or by me, with or without cause and with or without notice. I agree that any promise or obligation that my employment be on any other basis than “at will” is invalid unless in writing signed by the President of the Company and authorized by the Company’s board of directors. I agree to abide by the Company’s rules, regulations, policies and practices as revised from time to time.

G.	Section 7. Miscellaneous

7.1 Survival. This Agreement will survive the end of the Term.

7.2 Injunctive Relief; Costs. I acknowledge that my obligations under this Agreement are important to the Company, and that the Company would not employ or continue to employ me without my agreement to such obligations. I also acknowledge that if I do not abide by my obligations in this Agreement, the Company will suffer immediate and irreparable harm, and that the damage to the Company will be difficult to measure and financial relief will be incomplete. Accordingly, the Company will be entitled to injunctive relief and other equitable remedies in the event of a breach by one of any obligation under this Agreement. The rights and remedies of the Company under this section are in addition to all other remedies. Further, in any legal action or other proceeding in connection with this Agreement (e.g., to recover damages or other relief), the prevailing party will be entitled to recover its reasonable attorneys’ fees and other costs incurred.

7.3 Severability. This Agreement will be enforced to the fullest extent permitted by applicable law. If for any reason any provision of this Agreement is held to be invalid or unenforceable to any extent, then (a) such provision will be interpreted, construed or reformed to the extent reasonably required to render the same valid, enforceable and consistent with the original intent underlying such provision and (b) such invalidity or unenforceability will not affect any other provision of this Agreement or any other agreement between the Company and me.

7.4 Governing Law; Jurisdiction; Venue. This Agreement will be governed by the laws of the state of Washington without regard to principles of conflicts of law. I irrevocably consent to the jurisdiction and venue of the state and federal courts located in King County, Washington with any action relating to the Agreement. I will not bring any action relating to this Agreement in any other court.

7.5 Amendments. Neither this Agreement nor any provision may be amended except by written agreement signed by the parties.

7.6 Waivers. No waiver of any breach shall be considered valid unless in writing, and no waiver shall be a waiver of any subsequent breach.

7.7 Acknowledgment. I have carefully read all of the provisions of this Agreement and agree that (a) the same are necessary for the reasonable and proper protection of the Company’s business, (b) the Company has been induced to enter into and/or continue its relationship with me in reliance upon my compliance with the provisions of this Agreement, (c)

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every provision of this Agreement is reasonable with respect to its scope and duration, (d) I have executed this Agreement without duress or coercion from any source, and (e) I have received a copy of this Agreement.

This Agreement is executed as of                     .

Signature

FULL NAME (print or type)

ACCEPTED:

ZILLOW, INC.

By
Its

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EXHIBIT A

LIST OF PRIOR INVENTIONS AND

ORIGINAL WORKS OF AUTHORSHIP

Title	Date	Identifying Number or Brief Description

No inventions or improvements

Additional Sheets Attached

Signature of Employee:

Print Name of Employee:

Date:

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Exhibit B

The following is a list of all prior agreements with former employers or others to which I am a party in which I agree to maintain the confidentiality of the information of, or not to compete with of solicit the employees or customers of a third party.

No Agreements

See Below

Additional sheets attached

Signature of Employee:

Print Name of Employee:

Date:

EXHIBIT C

TERMINATION CERTIFICATION

This is to certify that I do not have in my possession, and I have not failed to return, any Materials or other property belonging to Zillow, Inc., its subsidiaries, affiliates, successors or assigns (together, the “Company”).

I further certify that I have complied with all the terms of the Company’s Confidential Information, Inventions, Nonsolicitation and Noncompetition Agreement signed by me, including the reporting of any Inventions conceived or made by me (solely or jointly with others) covered by that Agreement.

I further agree that, in compliance with the Agreement, I will not use, disclose, publish or distribute any Confidential Information, Inventions, Materials or Proprietary Rights.

During the Term and for one year after the end of the Term, I will not induce, or attempt to induce, any employee or independent contractor of the Company to cease such employment or relationship to engage in, be employed by, perform services for, participate in the ownership, management, control or operation of, or otherwise be connected with, either directly or indirectly, any business other than the Company.

During the Term and for one year after the end of the Term, I agree (except on behalf of or with the prior written consent of the Company) that I will not, directly or indirectly (a) solicit, divert, appropriate to or accept on behalf of any Competing Business, or (b) attempt to solicit, divert, appropriate to or accept on behalf of any Competing Business, any business from any customer or actively sought prospective customer of the Company with whom I have dealt, whose dealings with the Company have been supervised by me or about whom I have acquired Confidential Information in the course of my employment.

During the Term and for one year after the end of the Term, I will not engage in, be employed by, perform services for, participate in the ownership, management, control or operation of, or otherwise be connected with, either directly or indirectly, any Competing Business. For purposes of this paragraph, I will not be considered to be connected with any Competing Business solely on account of my ownership of less than five percent of the outstanding capital stock or other equity interests in any Person carrying on the Competing Business.

Signature of Employee:

Print Name of Employee:

Date:

EXHIBIT D

NOTIFICATION TO NEW EMPLOYERS

Dear [name of new employer’s president]:

We understand that our former employee, [name of employee], has accepted employment with your company. This letter is to advise you that [name of employee] signed a Confidential Information, Inventions Nonsolicitation and Noncompetition Agreement with our Company that remains in full force and effect. At the time [name of employee] left our company, we advised [him/her] of [his/her] continuing obligations under the Agreement and [name of employee] signed a Termination Certificate affirming [his/her] obligations under the Agreement. A copy of the Termination Certificate, dated                     , 20        , is enclosed so that any conflict with these obligations can be avoided during [his/her] employment with you.

Very truly yours,

[Signature of Company president or corporate counsel]

[Typed name]

Form Applicable to Officers

ZILLOW, INC.

Confidential Information, Inventions,

Nonsolicitation and Noncompetition Agreement

In consideration of my employment as an employee with Zillow, Inc., a Washington corporation (the “Company”), the compensation paid to me by the Company, any stock or stock options which may be granted to me, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, I agree as follows:

A.	Section 1. Definitions

1.1    “Competing Business” means any business whose efforts are in competition with the efforts of the Company. A Competing Business includes any business whose efforts involve any research and development, products or services in competition with products or services which are, during and at the end of the Term, either (a) produced, marketed or otherwise commercially exploited by the Company or (b) in actual or demonstrably anticipated research or development by the Company.

1.2    “Confidential Information” means any information that (a) relates to the business of the Company, (b) is not generally available to the public, and (c) is conceived, compiled, developed, discovered or received by, or made available to, me during the Term, whether solely or jointly with others, and whether or not while engaged in performing work for the Company. Confidential Information includes information, both written and oral, relating to Inventions, trade secrets and other proprietary information, technical data, products, services, finances, business plans, marketing plans, legal affairs, suppliers, clients, prospects, opportunities, contracts or assets of the Company. Confidential Information also includes any information which has been made available to the Company by or with respect to third parties and which the Company is obligated to keep confidential.

1.3    “Invention” means any product, device, technique, know-how, computer program, algorithm, method, process, procedure, improvement, discovery or invention, whether or not patentable or copyrightable and whether or not reduced to practice, that (a) is within the scope of the Company’s business, research or investigations or results from or is suggested by any work performed by me for the Company and (b) is created, conceived, reduced to practice, developed, discovered, invented or made by me during the Term, whether solely or jointly with others, and whether or not while engaged in performing work for the Company.

1.4    “Material” means any product, prototype, model, document, diskette, tape, picture, design, recording, writing or other tangible item which contains or manifests, whether in printed, handwritten, coded, magnetic or other form, any Confidential Information, Invention or Proprietary Right.

1.5    “Person” means any individual, corporation, partnership, trust, association, governmental authority, educational institution or other entity.

1.6    “Proprietary Right” means any patent, copyright, trade secret, trademark, trade name, service mark, maskwork or other protected intellectual property right in any Confidential Information, Invention or Material.

1.7    “Term” means the term of my employment with the Company, whether on a full-time, part-time or consulting basis.

B.	Section 2. Ownership and Use

2.1    The Company will be the exclusive owner of all Confidential Information, Inventions, Materials and Proprietary Rights. To the extent applicable, all Materials will constitute “works for hire” under applicable copyright laws.

2.2    I assign and transfer, and agree to assign and transfer, to the Company all rights and ownership that I have or will have in Confidential Information, Inventions, Materials and Proprietary Rights, subject to the limitations set forth in Section 2.5 and in the notice below. Further, I waive any moral rights that I may have in any Confidential Information, Inventions, Materials and Proprietary Rights. I will take such action (including signature and assistance in preparation of documents or the giving of testimony) as may be requested by the Company to evidence, transfer, vest or confirm the Company’s rights and ownership in Confidential Information, Inventions, Materials and Proprietary Rights. I agree to keep and maintain adequate and current written records of all Inventions and Proprietary Rights during the Term. The records will be in the form of notes, sketches, drawings, and any other format that may be specified by the Company. The records will be available to and remain the sole property of the Company at all times. I will not contest the validity of any Proprietary Right, or aid or encourage any third party to contest the validity of any Proprietary Right of the Company.

If the Company is unable for any reason to secure my signature to fulfill the intent of the foregoing paragraph or to apply for or to pursue any application for any United States or foreign patents or copyright registrations covering Inventions assigned to the Company above, then I irrevocably appoint the Company and its authorized agents as my agent and attorney in fact, to transfer, vest or confirm the Company’s rights and to execute and file any such applications and to do all other lawful acts to further the prosecution and issuance of letters patent or copyright registrations with the same legal force as if done by me.

2.3    Except as required for performance of my work for the Company or as authorized in writing by the Company, I will not (a) use, disclose, publish or distribute any Confidential Information, Inventions, Materials or Proprietary Rights or (b) remove any Materials from the Company’s premises.

2.4    I will promptly disclose to the Company all Confidential Information, Inventions, Materials or Proprietary Rights, as well as any business opportunity which comes to my attention during the Term and which relates to the business of the Company or which arises as a result of my employment with the Company. I will not take advantage of or divert any such opportunity for the benefit of myself or anyone else either during or after the Term without the prior written consent of the Company.

2.5    Exhibit A is a list describing all inventions, original works of authorship, developments, improvements, and trade secrets which were made by me prior to the Term (collectively referred to as “Prior Inventions”), which belong to me, which relate to the Company’s current or proposed business, products or research and development, and which are not assigned to the Company; or, if no such list is attached, I represent that there are no such Prior Inventions. If, during the Term, I incorporate into a Company product, process, service or machine a Prior Invention owned by me or in which I have an interest, the Company is granted and shall have a nonexclusive, royalty-free, irrevocable, perpetual, worldwide license to make, have made, modify, use and sell such Prior Invention as part of or in connection with such product, process, service or machine.

NOTICE: Notwithstanding any other provision of this Agreement to the contrary, this Agreement does not obligate me to assign or offer to assign to the Company any of my rights in an invention for which no equipment, supplies, facilities or trade secret information of the Company was used and which was developed entirely on my own time, unless (a) the invention relates (i) directly to the business of the Company or (ii) to the Company’s actual or demonstrably anticipated research or development, or (b) the invention results from any work performed by me for the Company. This satisfies the written notice and other requirements of RCW 49.44.140.

C.	Section 3. Further Obligations

3.1    During the Term, I will not, directly or indirectly, engage in, be employed by, perform services for or otherwise participate in any Competing Business.

3.2    My execution, delivery and performance of this Agreement and the performance of my other obligations and duties to the Company will not cause any breach, default or violation of any other employment, nondisclosure, confidentiality, consulting or other agreement to which I am a party or by which I may be bound. Attached as Exhibit B is a list of all prior agreements now in effect under which I have agreed to keep information confidential or not to compete or solicit employees of any Person.

3.3    I will not use in performance of my work for the Company or disclose to the Company any trade secret, confidential or proprietary information of any prior employer or other Person if and to the extent that such use or disclosure may cause a breach, default or violation of any obligation or duty that I owe to such other Person (e.g., under any agreement or applicable law). My compliance with this paragraph will not prohibit, restrict or impair the performance of my work, obligations and duties to the Company.

D.	Section 4. Noncompetition and Nonsolicitation

4.1    During the Term and for one year after the end of the Term, I will not induce, or attempt to induce, any employee or independent contractor of the Company to cease such employment or relationship to engage in, be employed by, perform services for, participate in the ownership, management, control or operation of, or otherwise be connected with, either directly or indirectly, any business other than the Company.

4.2    During the Term and for one year after the end of the Term, I agree (except on behalf of or with the prior written consent of the Company) that I will not, directly or indirectly (a) solicit, divert, appropriate to or accept on behalf of any Competing Business, or (b) attempt to solicit, divert, appropriate to or accept on behalf of any Competing Business, any business from any customer or actively sought prospective customer of the Company with whom I have dealt, whose dealings with the Company have been supervised by me or about whom I have acquired Confidential Information in the course of my employment.

4.3    During the Term and for one year after the end of the Term, I will not engage in, be employed by, perform services for, participate in the ownership, management, control or operation of, or otherwise be connected with, either directly or indirectly, any Competing Business. For purposes of this paragraph, I will not be considered to be connected with any Competing Business solely on account of: my ownership of less than five percent of the outstanding capital stock or other equity interests in any Person carrying on the Competing Business. I agree that this restriction is reasonable, but further agree that should a court exercising jurisdiction with respect to this Agreement find any such restriction invalid or unenforceable due to unreasonableness, either in period of time, geographical area, or otherwise, then in that event, such restriction is to be interpreted and enforced to the maximum extent which such court deems reasonable. The Company, in its sole discretion, may determine to waive the noncompetition provisions of this Section 4.3. Any such waiver shall not constitute a waiver of any noncompetition or forfeiture provisions of any other agreement between the Company and me.

E.	Section 5. Termination of Relationship

5.1    I hereby authorize and specifically agree to allow the Company to deduct from my wages the value of any property (including equipment, goods, or other items provided to me by the Company during my employment) which I fail to return when requested to do so by the Company, provided that such deduction (a) does not exceed the cost of the item, (b) does not reduce my wages below minimum wage or overtime compensation below time and a half, (c) is not made for normal wear and tear on or nonwillful loss or breakage of the provided item(s), and (d) is accompanied with a list of all items for which deductions are being made.

5.2    I agree that at the end of the Term I will deliver to the Company (and will not keep in my possession, re-create or deliver to anyone else) any and all Materials and other property belonging to the Company, its successors or assigns. I agree to sign and deliver the “Termination Certification” attached as Exhibit C.

5.3    At the end of the Term, I agree to provide the name of my new employer, if any, and consent to notification by the Company to my new employer about my rights and obligations under this Agreement in the form of Exhibit D.

F.	Section 6. Employment At Will

I agree that my employment is “at will” which means that it can be terminated at any time by the Company or by me, with or without cause and with or without notice. I agree that any promise or obligation that my employment be on any other basis than “at will” is invalid unless in writing signed by the President or Chief Executive Officer of the Company. I agree to abide by the Company’s rules, regulations, policies and practices as revised from time to time.

G.	Section 7. Miscellaneous

7.1    Survival. This Agreement will survive the end of the Term.

7.2    Injunctive Relief; Costs. I acknowledge that my obligations under this Agreement are important to the Company, and that the Company would not employ or continue to employ me without my agreement to such obligations. I also acknowledge that if I do not abide by my obligations in this Agreement, the Company will suffer immediate and irreparable harm, and that the damage to the Company will be difficult to measure and financial relief will be incomplete. Accordingly, the Company will be entitled to injunctive relief and other equitable remedies in the event of a breach by me of any obligation under this Agreement. The rights and remedies of the Company under this section are in addition to all other remedies. Further, in any legal action or other proceeding in connection with this Agreement (e.g., to recover damages or other relief), the prevailing party will be entitled to recover its reasonable attorneys’ fees and other costs incurred.

7.3    Severability. This Agreement will be enforced to the fullest extent permitted by applicable law. If for any reason any provision of this Agreement is held to be invalid or unenforceable to any extent, then (a) such provision will be interpreted, construed or reformed to the extent reasonably required to render the same valid, enforceable and consistent with the original intent underlying such provision and (b) such invalidity or unenforceability will not affect any other provision of this Agreement or any other agreement between the Company and me.

7.4    Governing Law; Jurisdiction; Venue. This Agreement will be governed by the laws of the state of Washington without regard to principles of conflicts of law. I irrevocably consent to the jurisdiction and venue of the state and federal courts located in King County, Washington in connection with any action relating to this Agreement. I will not bring any action relating to this Agreement in any other court.

7.5    Amendments. Neither this Agreement nor any provision may be amended except by written agreement signed by the parties.

7.6    Waivers. No waiver of any breach shall be considered valid unless in writing, and no waiver shall be a waiver of any subsequent breach.

7.7    Acknowledgment. I have carefully read all of the provisions of this Agreement and agree that (a) the same are necessary for the reasonable and proper protection of the Company’s business, (b) the Company has been induced to enter into and/or continue its relationship with me in reliance upon my compliance with the provisions of this Agreement, (c) every provision of this Agreement is reasonable with respect to its scope and duration, (d) I have executed this Agreement without duress or coercion from any source, and (e) I have received a copy of this Agreement.

This Agreement shall be effective as of                                                                              .

Signature

FULL NAME (print or type)

ACCEPTED:

ZILLOW, INC.

BY

Its

EXHIBIT A

LIST OF PRIOR INVENTIONS AND

ORIGINAL WORKS OF AUTHORSHIP

Title	Date	Identifying Number or Brief Description

No inventions or improvements

Additional Sheets Attached

Signature of Employee:

Print Name of Employee:

Date:

EXHIBIT B

The following is a list of all prior agreements with former employers or others to which I am a party in which I agreed to maintain the confidentiality of the information of, or not to compete with or solicit the employees or customers of a third party.

             No Agreements

             See below

             Additional sheets attached

Signature of Employee:

Print Name of Employee:

Date:

EXHIBIT C

TERMINATION CERTIFICATION

This is to certify that I do not have in my possession, and I have not failed to return, any Materials or other property belonging to Zillow, Inc., its subsidiaries, affiliates, successors or assigns (together, the “Company”).

I further certify that I have complied with all the terms of the Company’s Confidential Information, Inventions, Nonsolicitation and Noncompetition Agreement signed by me, including the reporting of any Inventions conceived or made by me (solely or jointly with others) covered by that Agreement.

I further agree that, in compliance with the Agreement, I will not use, disclose, publish or distribute any Confidential Information, Inventions, Materials or Proprietary Rights.

During the Term and for one year after the end of the Term, I will not induce, or attempt to induce, any employee or independent contractor of the Company to cease such employment or relationship to engage in, be employed by, perform services for, participate in the ownership, management, control or operation of, or otherwise be connected with, either directly or indirectly, any business other than the Company.

During the Term and for one year after the end of the Term, I agree (except on behalf of or with the prior written consent of the Company) that I will not, directly or indirectly (a) solicit, divert, appropriate to or accept on behalf of any Competing Business, or (b) attempt to solicit, divert, appropriate to or accept on behalf of any Competing Business, any business from any customer or actively sought prospective customer of the Company with whom I have dealt, whose dealings with the Company have been supervised by me or about whom I have acquired Confidential Information in the course of my employment.

During the Term and for one year after the end of the Term, I will not engage in, be employed by, perform services for, participate in the ownership, management, control or operation of, or otherwise be connected with, either directly or indirectly, any Competing Business. For purposes of this paragraph, I will not be considered to be connected with any Competing Business solely on account of my ownership of less than five percent of the outstanding capital stock or other equity interests in any Person carrying on the Competing Business.

Signature of Employee:

Print Name of Employee:

Date:

EXHIBIT D

NOTIFICATION TO NEW EMPLOYERS

Dear [name of new employer’s president]:

We understand that our former employee, [name of employee], has accepted employment with your company. This letter is to advise you that [name of employee] signed a Confidential Information, Inventions Nonsolicitation and Noncompetition Agreement with our Company that remains in full force and effect. At the time [name of employee] left our company, we advised [him/her] of [his/her] continuing obligations under the Agreement and [name of employee] signed a Termination Certificate affirming [his/her] obligations under the Agreement. A copy of the Termination Certificate, dated __________, 20__, is enclosed so that any conflict with these obligations can be avoided during [his/her] employment with you.

Very truly yours, [Signature of Company president or corporate counsel]

[Typed name]